[Logo] M F S (R)
INVESTMENT MANAGEMENT                                       SEMIANNUAL REPORT
75 YEARS                                                    SEPTEMBER 30, 1999
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                                                            MFS(R) MASSACHUSETTS
                                                       HIGH INCOME TAX FREE FUND

                                                                 MFS(R) NEW YORK
                                                       HIGH INCOME TAX FREE FUND

MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND
MFS(R) NEW YORK HIGH INCOME TAX FREE FUND

TRUSTEES                                                   SECRETARY
Richard B. Bailey* - Private Investor;                     Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                  ASSISTANT SECRETARY
                                                           James R. Bordewick, Jr.*
Marshall N. Cohan - Private Investor
                                                           CUSTODIAN
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,         State Street Bank and Trust Company
Brigham and Women's Hospital; Professor of Surgery,
Harvard Medical School                                     INVESTOR INFORMATION
                                                           For MFS stock and bond market outlooks, call toll free:
The Hon. Sir J. David Gibbons, KBE - Chief Executive       1-800-637-4458 anytime from a touch-tone telephone.
Officer, Edmund Gibbons Ltd.; Chairman, Colonial
Insurance Company, Ltd.                                    For information on MFS mutual funds, call your
                                                           financial consultant or, for an information kit, call
Abby M. O'Neill - Private Investor                         toll free: 1-800-637-2929 any business day from 9 a.m.
                                                           to 5 p.m. Eastern time (or leave a message anytime).
Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc.; President, Benchmark             INVESTOR SERVICE
Consulting Group, Inc.                                     MFS Service Center, Inc.
                                                           P.O. Box 2281
Arnold D. Scott* - Senior Executive Vice President,        Boston, MA 02107-9906
Director, and Secretary, MFS Investment Management
                                                           For general information, call toll free: 1-800-225-2606
Jeffrey L. Shames* - Chairman, Chief Executive Officer,    any business day from 8 a.m. to 8 p.m. Eastern time.
and Director, MFS Investment Management
                                                           For service to speech- or hearing-impaired, call toll
J. Dale Sherratt - President, Insight                      free: 1-800-637-6576 any business day from 9 a.m. to 5
Resources, Inc.; Managing General Partner,                 p.m. Eastern time. (To use this service, your phone
Wellfleet Investments; Chief Executive Officer,            must be equipped with a Telecommunications Device for
Cambridge Nutraceuticals                                   the Deaf.)

Ward Smith - Former Chairman (until 1994),                 For share prices, account balances, and exchanges, call
NACCO Industries                                           toll free: 1-800-MFS-TALK (1-800-637-8255) anytime from
                                                           a touch-tone telephone.
INVESTMENT ADVISER
Massachusetts Financial Services Company                   WORLD WIDE WEB
500 Boylston Street                                        www.mfs.com
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGER
Michael W. Roberge*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The current investment and economic environment bears little resemblance to last year's. One year ago, global economies were floundering, and the crisis in Asia threatened an already weak U.S. economy. Corporate earnings were flat, and economists used the word "deflation" for the first time in recent memory. Entering 1999, expectations for corporate earnings growth were lowered dramatically. In an attempt to foster U.S. growth, the Federal Reserve Board (the Fed) lowered interest rates.

As a result, this year the U.S. economy is booming and unemployment is low. Many corporations are focused on improving their profitability, and investors have been rewarded with positive surprises across a variety of industries. Our analysts predict that corporate earnings growth for 1999 will average 12% - 15%.

Global economies also are showing signs of strength, and the Asian crisis has passed. In fact, Japan's economic woes seem to have reached bottom. Although the process is in its infancy, some Japanese corporations not only are talking about restructuring and cost cutting, they also are beginning to take action, looking within to become more competitive and improve returns on equity. While still lagging the United States, Europe is beginning to restructure and consolidate. These signs of international growth have contributed to concerns that the U.S. economy now may be too strong. In June, and again in August, the Fed raised rates by one-quarter of a percentage point to help ward off the specter of inflation.

After an unprecedented four years of 20% annual returns in the U.S. equity market, we fear that many investors have become accustomed to high returns and have lost sight of the risks they take on to achieve them. In the current market many investors are taking on additional risk - whether through day trading or investing in speculative Internet stocks.

Risks are as much a part of the market today as they were one year ago. We believe the market remains overvalued, with stocks priced 30% above our analysts' earnings projections. And market narrowness has not abated; the top 25 stocks in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, are still the most overvalued. Such extreme overvaluation makes the stock market sensitive to interest-rate news and any negative earnings surprises. The Year 2000 (Y2K) computer problem is another factor causing investor concern. While we believe corporate America is well prepared to address any Y2K situations that may arise at year-end, no one can predict investor behavior. In our opinion, it is investor behavior that has the greatest potential to create market volatility.

We believe the best way to address Y2K and other market risks is through our continuing commitment to MFS Original Research(R) and our fundamental investment tenet of long-term investing. Whether markets are up or down, MFS analysts focus on analyzing industries and visiting companies to determine the long-term winners and the prices that will make them attractive opportunities. Because all companies will not benefit equally from the improving international environment, bottom-up research remains critical to identifying those that we believe are successfully restructuring, consolidating, and gaining market share.

Changes in market and economic conditions can't be predicted but should always be expected. The changes we have seen over the past year only reinforce our commitment to long-term planning and investing. We believe volatility helps to create opportunity for long-term investors to buy solid companies at attractive prices. For this reason, we are continuing to expand our domestic and international capabilities to ensure that MFS has primary, in-house research on companies worldwide. We believe that we have built the right investment team, backed by MFS Original Research, to take advantage of those opportunities for our shareholders.

We appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    October 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

MFS Massachusetts High Income Tax Free Fund

Dear Shareholders,
The Fund commenced investment operations on August 2, 1999, and seeks to provide high current income exempt from federal income tax and Massachusetts personal income tax. The Fund is nondiversified and may invest in a small number of issuers. Most of the Fund's assets are invested in municipal securities and in participation interests in municipal securities, which represent securities pooled by multiple issuers and backed by a letter of credit or a guarantee from a bank.

Since the beginning of the year, there has been a significant bond market sell-off due to strong economic growth and renewed fears of inflation. As a result, the yield on 30-year U.S. Treasury bonds has increased by 95 basis points (0.95%). (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) While municipal rates also have gone up, their yield increase of 80 basis points (0.80%) has been less, resulting in municipals outperforming Treasuries.

The two areas in which we believe we can add the most value are credit research and yield-curve positioning. Currently the credit spreads, which are the yield premium available for taking credit risk, are very low. Therefore, we have been cautious in adding lower-rated securities to the portfolio. Although we have the ability to invest up to 75% in securities rated "BBB" or lower, we do not feel it is appropriate for the Fund to assume that much credit risk at this time, given the tight spreads in the municipal market. The result is a relatively high-quality portfolio. In general, we are concentrating on bonds with a maturity of less than 20 years because we believe these bonds offer better total return relative to the corresponding risk level.

The Fund has benefited from a healthy and diversified Massachusetts economy, especially from the commonwealth's efforts since the early 1990s to diversify its industrial base. The financial services and technology sectors, in particular, have contributed strongly to tax revenues, and the overall outlook appears positive. Looking ahead, we are cautious about interest rates because growth continues to be strong and we've seen some modest inflationary pressure.

    Respectfully,

/s/ Michael W. Roberge

    Michael W. Roberge
    Portfolio Manager

MFS New York High Income Tax Free Fund

Dear Shareholders,
The Fund commenced investment operations on August 2, 1999, and seeks to provide high current income exempt from federal income tax and New York State and City income tax. The Fund is nondiversified and may invest in a small number of issuers. Most of the Fund's assets are invested in municipal securities and in participation interests in municipal securities, which represent securities pooled by multiple issuers and backed by a letter of credit or a guarantee from a bank.

Since the beginning of the year, there has been a significant bond market sell-off due to strong economic growth and renewed fears of inflation. As a result, the yield on 30-year U.S. Treasury bonds has increased by 95 basis points (0.95%). (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) While municipal rates also have gone up, their yield increase of 80 basis points (0.80%) has been less, resulting in municipals outperforming Treasuries.

The two areas in which we believe we can add the most value are credit research and yield-curve positioning. Currently, the credit spreads, which are the yield premium available for taking credit risk, are very low. Therefore, we have been cautious in adding lower-rated securities to the portfolio. Although we have the ability to invest up to 75% in securities rated "BBB" or lower, we do not feel it is appropriate for the Fund to assume that much credit risk at this time, given the tight spreads in the municipal market. The result is a relatively high-quality portfolio. In general, we are concentrating on bonds with a maturity of less than 20 years because we believe these bonds offer better total return relative to the corresponding risk level.

The financial services industry has contributed significantly to the state's economy, which has benefited the Fund. Although the industry is not dominant in terms of its number of employees, the actual personal and corporate income from the sector is relatively large. This contribution does make the state somewhat vulnerable to any weakness in financial services. Looking ahead, we are cautious about interest rates because growth continues to be strong and we've seen some modest inflationary pressure.

    Respectfully,

/s/ Michael W. Roberge

    Michael W. Roberge
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

Currently, each Fund offers only Class A shares which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts or State of New York (as applicable) who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

PORTFOLIO OF INVESTMENTS (Unaudited) - September 30, 1999

MFS MASSACHUSETTS HIGH INCOME TAX FREE FUND
Municipal Bonds - 83.7%
-----------------------------------------------------------------------------------------------------
                                                                PRINCIPAL AMOUNT
ISSUER                                                             (000 OMITTED)                VALUE
-----------------------------------------------------------------------------------------------------
General Obligation - 22.7%
Central Berkshire, MA, Regional School District, FSA, 5.25s, 2014           $100           $   97,305
  Commonwealth of Massachusetts, 6.5s, 2008                                  100              109,911
  Commonwealth of Massachusetts, FGIC, 7s, 2009                              100              114,113
  Massachusetts Consolidated Loan, FGIC, 5.25s, 2008                         100              101,937
  Worcester, MA, FSA, 6s, 2016                                               100              103,798
                                                                                           ----------
                                                                                           $  527,064
-----------------------------------------------------------------------------------------------------
State and Local Appropriation - 4.5%
  Massachusetts Bay Transport Authority (General
    Transportation Systems), 5.5s, 2004                                     $100           $  103,827
-----------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 2.3%
  Commonwealth of Massachusetts Water Resources Authority,
    MBIA, 5.25s, 2004                                                       $ 50           $   52,595
-----------------------------------------------------------------------------------------------------
Airport and Port Revenue - 4.0%
  Massachusetts Port Authority Rev., FSA, 5.125s, 2017                      $100           $   92,973
-----------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 3.3%
  Puerto Rico Electric Power Authority, Power Rev., FSA,
    7.25s, 2015(++)+                                                        $ 80           $   77,597
-----------------------------------------------------------------------------------------------------
Health Care Revenue - 3.9%
  Massachusetts Health & Education Facilities Authority
    (Jordan Hospital), 5.25s, 2018                                          $100           $   89,563
-----------------------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 2.1%
  Massachusetts Development Finance Agency Rev
    (Springfield Resources Recovery), 5.625s, 2019                          $ 50           $   47,897
-----------------------------------------------------------------------------------------------------
Insured Health Care Revenue - 4.0%
  Massachusetts Health & Educational Facilities Authority
    (Partners Healthcare Systems), MBIA, 5.375s, 2024                       $100           $   93,078
-----------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 5.3%
  Massachusetts Special Obligation Rev., 5.5s, 2012                         $120           $  122,478
-----------------------------------------------------------------------------------------------------
Universities - 12.5%
  Commonwealth of Massachusetts, College Building, MBIA, 5.625s, 2016       $100           $   99,817
  Massachusetts Development Finance Agency Rev. (Eastern
    Nazarine College), 5.625s, 2019                                          100               93,314
  Massachusetts Industrial Finance Agency (Belmont Hill
    School), 5.625s, 2020                                                    100               95,664
                                                                                           ----------
                                                                                           $  288,795
-----------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 8.7%
  Massachusetts Water Pollution Abatement Trust, 5.375s, 2011               $ 75           $   75,976
  Massachusetts Water Pollution Abatement Trust, 5.5s, 2012                   50               50,832
  Massachusetts Water Pollution Abatement Trust, 5.5s, 2013                   25               25,231
  Massachusetts Water Pollution Abatement Trust, 5.75s, 2016                  25               25,369
  Massachusetts Water Pollution Abatement Trust, 5.75s, 2017                  25               25,268
                                                                                           ----------
                                                                                           $  202,676
-----------------------------------------------------------------------------------------------------
Other - 10.4%
  Commonwealth of Massachusetts, 5.125s, 2015                               $200           $  190,702
  Rail Connections, Inc. (Route 128 Parking Garage), 6s, 2012                 50               50,813
                                                                                           ----------
                                                                                           $  241,515
-----------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $1,965,895)                                        $1,940,058
-----------------------------------------------------------------------------------------------------

Floating Rate Demand Notes - 27.8%
-----------------------------------------------------------------------------------------------------
  Harris County, TX, Industrial Development Corp. (Shell
    Oil Co.), due 10/01/99                                                  $100           $  100,000
  Jackson County, MS, Pollution Control Rev. (Chevron USA,
    Inc.), due 10/01/99                                                      100              100,000
  Kansas City, MO, Industrial Development Hospital, due 10/01/99             100              100,000
  Lehigh County, PA, General Purpose Authority Rev
    (Lehigh Valley Hospital), due 10/01/99                                    90               90,000
  New York City, NY, due 10/01/99                                             65               65,000
  Pinellas County, FL, Health Facility Authority, due 10/01/99               100              100,000
  Uinta County, WY, Pollution Control Rev. (Chevron), due 10/01/99            90               90,000
-----------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                                       $  645,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $2,610,895)                                            $2,585,058

Other Assets, Less Liabilities - (11.5)%                                                     (267,318)
-----------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                        $2,317,740
-----------------------------------------------------------------------------------------------------
See portfolio footnotes and  notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) - September 30, 1999

MFS NEW YORK HIGH INCOME TAX FREE FUND
Municipal Bonds - 99.0%
-----------------------------------------------------------------------------------------------------
                                                                  PRINCIPAL AMOUNT
ISSUER                                                               (000 OMITTED)              VALUE
-----------------------------------------------------------------------------------------------------
General Obligation - 7.1%
  Erie County, NY, Public Improvement, 5.625s, 2012                         $ 15           $   15,321
  Nassau County, NY, FSA, 5.25s, 2008                                         20               20,359
                                                                                           ----------
                                                                                           $   35,680
-----------------------------------------------------------------------------------------------------
State and Local Appropriation - 25.1%
  Metropolitan Transportation Authority, NY, Transportation
    Facilities Rev., MBIA, 5s, 2014                                         $ 25           $   23,571
  New York Dormitory Authority Rev. (Mental Health Services
    Facilities), 6s, 2007                                                     25               26,522
  New York Dormitory Authority Rev. (Office Facilities -
    Audit & Control), MBIA, 5.25s, 2011                                       25               24,862
  New York Dormitory Authority Rev. (State Universities),
    AMBAC, 5.5s, 2009                                                         25               25,912
  New York Urban Development Corp. Rev. (Correctional
    Capital Facilities), FSA, 5.25s, 2014                                     25               24,646
                                                                                           ----------
                                                                                           $  125,513
-----------------------------------------------------------------------------------------------------
Refunded and Special Obligations - 9.8%
  New York City, NY, Municipal Water Finance Authority,
    Water & Sewer Systems Rev., 6s, 2005                                    $ 25           $   26,953
  New York Medical Care Facilities Financing Agency Rev
    (Mental Health Services), 6.375s, 2004                                    20               21,933
                                                                                           ----------
                                                                                           $   48,886
-----------------------------------------------------------------------------------------------------
Airport and Port Revenue - 4.1%
  Niagara, NY, Frontier Authority Airport Rev. (Buffalo-
    Niagra International Airport), MBIA, 5.5s, 2009                         $ 20           $   20,360
-----------------------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 8.5%
  Long Island, NY, Power Authority, Electric Systems Rev., FSA, 5s, 2015    $ 25           $   23,210
  Puerto Rico Electric Power Authority, Power Rev., FSA,
    7.25s, 2015(++)+                                                          20               19,399
                                                                                           ----------
                                                                                           $   42,609
-----------------------------------------------------------------------------------------------------
Health Care Revenue - 1.9%
  New York City, NY, Health & Hospital Corp. Rev., 5.25s, 2017              $ 10           $    9,225
-----------------------------------------------------------------------------------------------------
Solid Waste Revenue - 4.0%
  Rockland County, NY, Solid Waste Management Authority, 4.8s, 2005         $ 20           $   19,900
-----------------------------------------------------------------------------------------------------
Turnpike Revenue - 10.4%
  Triborough Bridge & Tunnel Authority, NY, 5.5s, 2006                      $ 25           $   25,983
  Triborough Bridge & Tunnel Authority, NY, 5.75s, 2011                       25               26,104
                                                                                           ----------
                                                                                           $   52,087
-----------------------------------------------------------------------------------------------------
Universities - 10.2%
  Islip, NY, Community Development Agency Rev. (New York
    Institute of Technology), 7.5s, 2026                                    $ 10           $   10,587
  New York Dormitory Authority Rev. (New York University),
    MBIA, 5.75s, 2013                                                         20               20,725
  New York Dormitory Authority Rev. (University of
    Rochester), MBIA, 5.25s, 2015                                             20               19,369
                                                                                           ----------
                                                                                           $   50,681
-----------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 4.2%
  New York Environmental Facilities Corp., Pollution Control
    Rev., 5.75s, 2012                                                       $ 20           $   20,929
-----------------------------------------------------------------------------------------------------
Other - 13.7%
  New York City, NY, Cultural Resources Rev. (American
    Museum of Natural History), AMBAC, 5.25s, 2017                          $ 50           $   47,872
  Suffolk County, NY, Judical Facilities Rev. (John P
    Cohalan Complex), AMBAC, 5.5s, 2008                                       20               20,662
                                                                                           ----------
                                                                                           $   68,534
-----------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $498,091)                                          $  494,404
-----------------------------------------------------------------------------------------------------

Floating Rate Demand Note - 2.0%
-----------------------------------------------------------------------------------------------------
  Lehigh County, PA, General Purpose Authority Rev. (Lehigh
    Valley Health), due 10/01/99, at Identified Cost                         $10           $   10,000
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $508,091)                                              $  504,404

Other Assets, Less Liabilities - (1.0)%                                                        (5,184)
-----------------------------------------------------------------------------------------------------
Net assets - 100.0%                                                                        $  499,220
-----------------------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:

   + Restricted security.
(++) Inverse floating rate security.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
                                                  MASSACHUSETTS        NEW YORK
                                                    HIGH INCOME     HIGH INCOME
SEPTEMBER 30, 1999                                TAX FREE FUND   TAX FREE FUND
-------------------------------------------------------------------------------
Assets:
  Investments -
    Identified cost                                  $2,610,895      $  508,091
    Unrealized depreciation                             (25,837)         (3,687)
                                                     ----------      ----------
      Total investments, at value                    $2,585,058      $  504,404
  Cash                                                   17,748           4,831
  Interest receivable                                    24,721           5,319
                                                     ----------      ----------
      Total assets                                   $2,627,527      $  514,554
                                                     ----------      ----------
Liabilities:
  Distributions payable                              $    2,004      $     --
  Payable for investments purchased                     307,783          15,334
                                                     ----------      ----------
      Total liabilities                              $  309,787      $   15,334
                                                     ----------      ----------
Net assets                                           $2,317,740      $  499,220
                                                     ==========      ==========
Net assets consist of:
  Paid-in-capital                                    $2,343,577      $  503,588
  Unrealized depreciation on investments                (25,837)         (3,687)
  Accumulated net realized loss on investments             --              (681)
                                                     ----------      ----------
      Total                                          $2,317,740      $  499,220
                                                     ==========      ==========
Shares of beneficial interest outstanding:
  Class A                                               235,673          50,361
                                                     ==========      ==========
Class A shares:
  Net asset value per share
    (net assets / shares of beneficial
    interest outstanding)                              $ 9.83          $ 9.91
                                                       ======          ======
    Offering price per share (100 / 95.25 of
      net asset value per share)                       $10.32          $10.40
                                                       ======          ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A.

See notes to financial statements.

Statements of Operations (Unaudited)
-------------------------------------------------------------------------------
                                                  MASSACHUSETTS        NEW YORK
                                                    HIGH INCOME     HIGH INCOME
PERIOD ENDED SEPTEMBER 30, 1999*                  TAX FREE FUND   TAX FREE FUND
-------------------------------------------------------------------------------
Net investment income:
  Interest Income                                      $ 14,718        $  3,380
                                                       --------        --------
  Expenses -
    Management fee                                     $  1,269        $    322
    Shareholder servicing agent fee                         317              80
    Administrative fee                                       47              12
    Custodian fee                                           271              46
    Printing                                             13,636           3,296
    Postage                                                  26              12
    Auditing fees                                         6,600           6,600
    Legal fees                                            1,404           1,237
    Registration fees                                      --             1,000
    Miscellaneous                                         3,215           1,447
                                                       --------        --------
      Total expenses                                   $ 26,785        $ 14,052
    Fees paid indirectly                                    (21)            (26)
    Reduction of expenses by investment adviser         (26,764)        (14,026)
                                                       --------        --------
      Net expenses                                     $   --          $   --
                                                       --------        --------
        Net investment income                          $ 14,718        $  3,380
                                                       --------        --------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) on
    investment transactions                            $   --          $   (681)
                                                       --------        --------
  Change in unrealized depreciation on investments     $(25,837)       $ (3,687)
                                                       --------        --------
      Net realized and unrealized loss on investments  $(25,837)       $ (4,368)
                                                       --------        --------
        Decrease in net assets from operations         $(11,119)       $   (988)
                                                       --------        --------

* For the period from the commencement of each Fund's investment operations, August 2, 1999, through September 30, 1999.

See notes to financial statements.

Statements of Changes in Net Assets (Unaudited)
-------------------------------------------------------------------------------
                                                  MASSACHUSETTS        NEW YORK
                                                    HIGH INCOME     HIGH INCOME
PERIOD ENDED SEPTEMBER 30, 1999*                  TAX FREE FUND   TAX FREE FUND
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                              $   14,718        $  3,380
  Net realized loss on investments                         --              (681)
  Net unrealized loss on investments                    (25,837)         (3,687)
                                                     ----------        --------
      Decrease in net assets from operations         $  (11,119)       $   (988)
                                                     ----------        --------
Distributions declared to shareholders from
  net investment income (Class A)                    $  (14,718)       $ (3,380)
                                                     ----------        --------
Net increase in net assets from Fund share
  transactions                                       $2,343,577        $503,588
                                                     ----------        --------
      Total increase in net assets                   $2,317,740        $499,220
Net assets:
  At beginning of period                                   --              --
                                                     ----------        --------
  At end of period                                   $2,317,740        $499,220
                                                     ==========        ========

* For the period from the commencement of each Fund's investment operations, August 2, 1999, through September 30, 1999.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------
                                                MASSACHUSETTS       NEW YORK
                                                  HIGH INCOME    HIGH INCOME
PERIOD ENDED SEPTEMBER 30, 1999* (UNAUDITED)    TAX FREE FUND  TAX FREE FUND
-------------------------------------------------------------------------------
                                                      CLASS A        CLASS A
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  the period):
Net asset value - beginning of period                  $10.00         $10.00
                                                       ------         ------
Income from investment operations# -
  Net investment income(S)                             $ 0.07         $ 0.07
  Net realized and unrealized loss on investments       (0.17)         (0.09)
                                                       ------         ------
      Total from investment operations                 $(0.10)        $(0.02)
                                                       ------         ------
Less distributions declared to shareholders from net
  investment income                                    $(0.07)        $(0.07)
                                                       ------         ------
Net asset value - end of period                        $ 9.83         $ 9.91
                                                       ======         ======
Total return(+)                                         (1.00)%++      (0.23)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                             0.01%+         0.03%+
  Net investment income                                  4.62%+         4.20%+
Portfolio turnover                                       -- %              5%
Net assets at end of period (000 omitted)              $2,318         $  499

(S) The investment adviser voluntarily agreed to maintain the expenses of each Fund at 0.00% of its average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss per share and the ratios would have been:

     Net investment loss                               $ (0.07)       $(0.21)
     Ratios (to average net assets):
       Expenses##                                         8.42%+       17.46%+
       Net investment loss                               (3.79)%+     (13.23)%+

  * For the period from the commencement of each Fund's investment operations, August 2, 1999, through September 30, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Each Fund has an expense offset arrangement which reduces each Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund's expenses are calculated without reduction for this expense offset arrangement.
(+) Total returns for Class A shares do not include the applicable sales charge.
    If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  (Unaudited)

(1) Business and Organization
MFS Massachusetts High Income Tax Free Fund and the MFS New York High Income Tax Free Fund are each a nondiversified series of MFS Municipal Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal and economic environment of the particular state. Each Fund can invest up to 75% of its portfolio in high-yield securities rated below investment grade. Investments in high yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Each Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of each Funds' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expense on the statement of operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - Each Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of each Fund's average daily net assets. The investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of expenses in the Statement of Operations. The investment adviser has voluntarily agreed to pay each Fund's operating expenses exclusive of management fees such that each Fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Trust's Statement of Operations.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees currently are not receiving any payments for their services for the Funds.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

                  First $1 billion                   0.0150%
                  Next $1 billion                    0.0125%
                  Next $1 billion                    0.0100%
                  In excess of $3 billion            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of each Fund for the period ended September 30, 1999.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plans will commence on such date as the Trustees may determine.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the period ended September 30, 1999.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, and short-term obligations, were as follows:

                                               MASSACHUSETTS            NEW YORK
                                                 HIGH INCOME         HIGH INCOME
                                               TAX FREE FUND       TAX FREE FUND
--------------------------------------------------------------------------------
Purchases                                         $1,966,120            $520,967
                                                  ----------            --------
Sales                                             $     --              $ 22,050
                                                  ----------            --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows:
                                             MASSACHUSETTS            NEW YORK
                                               HIGH INCOME         HIGH INCOME
                                             TAX FREE FUND       TAX FREE FUND
------------------------------------------------------------------------------
Aggregate cost                                  $2,610,895            $508,091
                                                ----------            --------
Gross unrealized depreciation                   $  (26,491)           $ (3,902)
Gross unrealized appreciation                          654                 215
                                                ----------            --------
    Net unrealized depreciation                 $  (25,837)           $ (3,687)
                                                ==========            ========

(5) Shares of Beneficial Interest
The Trust's Declaration permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares

                             MASSACHUSETTS HIGH INCOME      NEW YORK HIGH INCOME
                                   TAX FREE FUND                TAX FREE FUND
                             -------------------------      --------------------
PERIOD ENDED SEPTEMBER
  30, 1999*                     SHARES          AMOUNT      SHARES        AMOUNT
--------------------------------------------------------------------------------
Shares sold                    234,494      $2,331,962      50,021      $500,210
 Shares issued to shareholders
  in reinvestment of
  distributions                  1,179          11,615         340         3,378
                               -------      ----------      ------      --------
    Net increase               235,673      $2,343,577      50,361      $503,588
                               =======      ==========      ======      ========

* For the period from the commencement of each Fund's investment operations, August 2, 1999, through September 30, 1999.

(6) Restricted Securities
Each Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At September 30, 1999, each Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 3.3% and 3.9% of Massachusetts High Income Tax Free Fund's and the New York High Income Tax Free Fund's net assets, respectively, which may not be publicly sold without registration under the Securities Act of 1933. Each does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith by the Trustees.

                                                                     DATE OF    PRINCIPAL
FUND            DESCRIPTION                                      ACQUISITION       AMOUNT       COST         VALUE
------------------------------------------------------------------------------------------------------------------
Massachusetts
  High Income     Puerto Rico Electric Power Authority,
  Tax Free Fund     Power Rev., FSA, 7.25s 2015                    9/23/1999      $80,000      $78,120      $77,597
                                                                                                            -------
New York High
  Income Tax      Puerto Rico Electric Power Authority,
  Free Fund         Power Rev., FSA, 7.25s 2015                    9/23/1999      $20,000      $19,530      $19,399
                                                                                                            -------



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) MASSACHUSETTS HIGH INCOME TAX FREE FUND

MFS(R) NEW YORK HIGH INCOME TAX FREE FUND

[Logo] M F S(R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)

500 Boylston Street
Boston, MA 02116-3741



(c)1999 MFS Investment Management.(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                  INC-3 11/99 1M